EXHIBIT 10.1

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

SUPPLY AGREEMENT

THIS SUPPLY AGREEMENT (the “Agreement”), effective as of March 13, 2023 (the “Effective Date”), is made and entered into by and between Seres Therapeutics, Inc., a corporation organized and existing under the laws of Delaware, having its principal place of business at 200 Sidney Street, Cambridge MA 02139, USA (“Seres”); and Nestlé Enterprises S.A., a stock corporation with its registered office located at Rue Entre-deux-Villes 12, 1800 Vevey, Switzerland (“NESA”). Seres and NESA may be referred to herein individually as a “Party” or collectively as the “Parties.”

WHEREAS, Seres is in the business of Manufacturing and selling its product SER-109 (including any future improvements and modifications, “Product”);

WHEREAS, Seres has granted NESA and its affiliates certain rights and licenses with respect to the commercialization of the Product under the License Agreement, dated July 1, 2021 by and between Seres and NHSc Pharma Partners, an affiliate of NESA (the “License Agreement”);

WHEREAS, NESA wishes to purchase the Product exclusively from Seres, and Seres has agreed to supply, or procure the supply of, and sell the Product to NESA, for NESA’s and its affiliates’ commercialization of the Product in the Licensed Territory (as defined in the License Agreement) in accordance with this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.
DEFINITIONS

All capitalized terms used but not defined in this Agreement shall have the meaning given in the License Agreement. As used in the Agreement, the following terms are defined as indicated:

1.1
“Applicable Law” shall mean all international, national, federal, state, provincial and local laws, statutes, codes, guidelines, rules, regulations, ordinances, orders, decrees or other pronouncements of any governmental, administrative or judicial authority or applicable engineering, construction, safety, or electrical code, whether or not contained in any applicable permit or approval, that apply to either of the Parties’ respective obligations hereunder, including cGMP.
1.2
“Batch” means the quantity of the Product produced by a single process run
1.3
“Certificate of Analysis” means a document prepared by or on behalf of Seres listing tests performed on representative Batch sample(s), setting forth the Product Specifications, test methods used, actual results, date and signature of authorised personnel, and other technical information deemed necessary for its proper use, and, if external laboratories have performed any such tests, the name and address of such external laboratories.
1.4
“Certificate of Compliance” means a document that evidences the Manufacture of a Batch of Product in compliance with cGMPs, the applicable Product Specifications, and Master Batch Record.
1.5
“Current Good Manufacturing Practices” or “cGMP” means those laws and regulations applicable in the U.S., European Union and Switzerland, relating to the manufacture of medicinal products for human use, including, without limitation, current good manufacturing practices as specified in the ICH guidelines, including without limitation, ICH Q7 “ICH Good Manufacturing Practice Guide for Active Pharmaceutical Ingredients”, US Federal Food Drug and Cosmetic Act at 21CFR (Chapters 210, 211, 600, 610 and 820) and Commission Directive 2003/94/EC of 8 October 2003, laying down the principles and guidelines of good manufacturing practice in respect of medicinal products for human use and investigational medicinal products for human use, Commission Delegated Regulation (EU) No 1252/2014 of 28 May 2014 supplementing Directive 2001/83/EC of the European Parliament and of the Council with regard to principles and guidelines of good manufacturing practice for active substances for medicinal products for human use, and the EU Guidelines to Good Manufacturing Practice for Medicinal Products.
1.6
“Delivery Site” means the location where final packaging and labelling is performed.
1.7
“Forecast” means the estimated number of sellable units that NESA expects to order for the Product, [***].
1.8
“Intellectual Property Rights” has the meaning given in the License Agreement.
1.9
“Master Batch Record” or “MBR” means, with respect to each Product to be Manufactured hereunder, a formal set of instructions given by Seres for the Manufacture of each such Product and shall include, without limitation, the applicable Materials specifications, other procedures, directions and controls associated with the Manufacture and testing of the Product and Product Specifications. The MBR shall be developed and maintained in Seres’ (or its Third Party contractor’s, if applicable) standard format and using master formulation and technical support.
1.10
“Material Supply Failure” means the failure for [***] by Seres to supply at least [***] of the total quantity of Product required to be delivered by Seres pursuant to one or more valid Purchase Orders placed by NESA [***].
1.11
“Materials” means raw materials and consumables that are to be used in the testing, packaging (primary and secondary), preparation, formulation, processing, production, filling, component assembly, finishing, analysis, labelling, quality control testing (including in-process, release, when applicable), and Release of the Products.
1.12
“Product Specifications” means the specifications for the Product. The Product Specifications as of the Effective Date are set forth in the following documents, [***].

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1.13
“Purchase Order” means written orders from NESA to Seres, which shall specify (a) the quantity of Product ordered, (b) shipping instructions (e.g. choice of carrier, container specifics, temperature requirements), and (c) requested Delivery Dates.
1.14
“Quality Agreement” means the quality agreement, setting out the responsibilities of the Parties in relation to quality as required for compliance with cGMP.
1.15
“Regulatory Authority” means FDA or other governmental or regulatory body, agency authority or entity which regulates, directs or controls the Manufacture, testing, commercialization or use of the Product in the country where the Product is Manufactured or sold.
1.16
“Regulatory Filings” means the governmental filings required to obtain authorizations for or approval to conduct clinical trials or to market and sell a Product in a given country where the Product is Manufactured or sold, including, but not limited to, Product registrations and marketing approvals, as applicable, in each such country, and any other notice, submission or filing to a Regulatory Authority.
1.17
“Release” means, with respect to a Batch, the date on which Seres has provided to NESA the Certificate of Analysis and Certificate of Compliance.
1.18
“Supply Failure” has the meaning set forth in Section 3.6.
2.
PRODUCT MANUFACTURING AND SUPPLY; FORECASTS; PURCHASE ORDERS
2.1
Seres shall be responsible for Manufacturing or having Manufactured, and for supply or procuring the Supply of, Product for sale to NESA or its Affiliates in accordance with the terms and conditions set forth in this Agreement, the Quality Agreement and the License Agreement.
2.2
On [***], NESA delivered to Seres a Forecast for the [***]. [***], NESA shall deliver to Seres an update to the Forecast for the [***].
2.3
Each [***] Forecast will be broken down by [***], subject to Section 2.4 below.
2.4
[***].
2.5
Purchase Orders will be submitted by NESA in writing or electronically to Seres (according to Seres Purchase Order delivery instructions) on a unit basis with a minimum order size of [***] (a unit is a single patient pack containing 12 capsules). Seres shall deliver the quantity of Product per the date specified by NESA in the Purchase Order consistent with the Binding Forecast (“Delivery Date”).
2.6
Seres may reject any Purchase Order that [***]. In the event that NESA places Purchase Orders [***], then Seres shall, [***].
2.7
If NESA submits a Purchase Order to Seres without providing [***], Seres will not be required to [***], but will use Commercially Reasonable Efforts to [***].

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2.8
Seres shall maintain, or shall have maintained, adequate supplies to supply a minimum of [***] based on NESA’s most recently submitted Binding Forecast.
3.
TESTING and Delivery
3.1
Testing. Seres shall perform release testing in accordance with the Quality Agreement and Release each Batch of Product prior to delivery of any resulting Product by Seres to NESA.
3.2
7.2 Delivery.
(a)
Seres shall deliver all released Products [***] at the Delivery Site.
(b)
On or before the Delivery Date specified in the applicable Purchase Order, Seres shall, as directed by NESA, deliver the Product to a carrier designated by NESA at the Delivery Site’s dock door.
(c)
Seres will package and label the Product for shipment in accordance with relevant domestic transportation requirements.
(d)
All Purchase Orders shall be filled in compliance with the terms and conditions of this Agreement.
3.3
Title. As between the Parties, Seres will hold title to the Product (including any in-process Product) until the Product is delivered to a carrier designated by NESA at the Delivery Site’s dock door as set forth in Section 3.2(a), upon which title will transfer to NESA.
3.4
Storage. Seres will not store Product for more than [***] after Product Release.
3.5
Acceptance and Rejection.
(a)
Seres shall deliver to NESA, concurrently with the delivery of Product that has met the Product Specifications, a Certificate of Compliance and such other documents and materials required to be delivered under the applicable Quality Agreement. Any Product delivered to NESA by Seres hereunder shall, in addition to complying with the Product Specifications and any other requirements in the Quality Agreement and this Agreement, have a minimum of [***] of shelf life remaining on the Delivery Date, except [***] (including, but not limited to, [***]) delivered prior to [***] may have a minimum of [***] of shelf life remaining; provided, however, that Product with less shelf life remaining on the Delivery Date than the requirements set forth above may be delivered with [***]. NESA shall promptly examine the Product to determine whether the Product conforms to the applicable Product Specifications. NESA shall notify Seres in writing of any investigation or rejection of a Product based on any claim of any failure to meet the Product Specifications that is visible or easily detectable without any analysis in a laboratory within [***] after NESA’s receipt of Products at the Delivery Site in accordance with Section 3.2(b) above (or, in the case of any latent defects , within [***] after discovery by NESA); provided that Seres will not have any [***]. Failure to deliver a notice of non-conformance

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in the manner contemplated in this Section shall constitute an acceptance of the applicable Product by NESA.
(b)
If, in good faith, NESA notifies Seres under Section 3.5(a) that Product has failed, in whole or in part, to meet the applicable Product Specifications, the Parties will conduct a joint investigation through the Manufacturing Working Group (as defined in the License Agreement) to determine whether the Product should be accepted or rejected and the cause of the failure, including categorization of defect severity and expected release timescales.
(c)
If NESA notifies Seres under Section 3.5(a) that Product has failed to conform to the applicable Product Specifications, Seres shall replace [***], if applicable, as promptly as practicable and [***]. If it is later determined that the Product was not defective after Seres has [***] Product, NESA shall, [***]. NESA shall store all material pending investigation at [***] and shall grant full access to non-conforming Product to Seres.
(d)
If the Parties through the Manufacturing Working Group disagree on the outcome of the investigation, either Party may treat the matter as a dispute in accordance with Section 11 of this Agreement. Notwithstanding any final determination that Product that has been rejected by NESA meets the Product Specifications in accordance with Section 11 of this Agreement, [***].
(e)
If Product is determined to be defective in accordance with this Section but has not been replaced, Seres shall promptly supply NESA with the applicable quantity of Product meeting the Product Specifications [***]. If such defective Product has been replaced, Seres shall, [***], either promptly collect, [***], any damaged or defective Product or require that NESA dispose of the Product [***]. Seres shall also [***].
3.6
Supply Failures.
(a)
If Seres fails to deliver a quantity of sellable units of Product conforming to the Specifications and other requirements of this Agreement and the Quality Agreement that is equivalent to at least [***] of the total quantity of Product ([***] as contemplated under section 2.6 above, [***]) required to be delivered by Seres pursuant to a valid Purchase Order placed by NESA within [***] after the applicable Delivery Date and such failure is not excused under the terms of this Agreement (“Supply Failure”), Seres shall pay [***] (“Supply Penalty”); provided, however that the aggregate Supply Penalty shall not exceed [***] of the total Supply Cost for such Purchase Order. For purposes of clarity, the Supply Penalty will be measured and applied on a Purchase Order by Purchase Order basis. The Supply Penalty shall be applied only for the late Purchase Order. For the avoidance of doubt, the Supply Penalty shall be borne exclusively by Seres and shall not constitute an Allowable Expense.
(b)
If there is a Material Supply Failure that is not cured by Seres after [***] written notice of such Material Supply Failure from NESA, NESA may [***]. The decision [***] shall be made by the [***] and keep the Manufacturing Working Group informed of the status of

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such implementation efforts [***] in meetings of the Manufacturing Working Group where such implementation efforts are to be discussed. [***].
4.
seres obligations

Seres shall be responsible for causing its contract manufacturers of the Product to comply with the terms of their agreements with Seres and shall use Commercially Reasonable Efforts to cause its Third Party contractors to perform their obligations under their agreements with Seres. A failure of one of Seres’ contract manufacturers to comply with the terms of their agreements with Seres shall [***].

5.
intellectual property
5.1
Generally. Subject to Section 5.2, the Parties’ rights and obligations with respect to Intellectual Property Rights shall be as set forth in Articles II and XI of the License Agreement.
5.2
Certain Third Party Rights. Each of Seres’ third party contractors engaged in Manufacturing Product in support of this Agreement shall own all right, title and interest arising under Applicable Law in and to: (i) all and any Intellectual Property Rights developed by it in the course of its performance of its obligations under the applicable agreement between Seres and the contractor (each, a “Manufacturing Agreement”) to the extent that use of such Intellectual Property Rights can reasonably be considered to be generally and primarily applicable to manufacturing chemical or biological products or product components or intermediates thereof for multiple products (including the Products) that do not involve Intellectual Property Rights owned or controlled by Seres or NESA, and (ii) any inventions, discoveries, innovations, developments and improvements based on their Intellectual Property Rights (collectively, “New Third Party Intellectual Property”). Neither NESA nor any other third party shall acquire any right, title or interest in New Third Party Intellectual Property by virtue of this Agreement, the License Agreement or otherwise, except to the extent expressly provided herein. [***].
6.
regulatory and quality matters
6.1
Permits, Registrations and Licenses.
(a)
NESA will be responsible [***] for obtaining, maintaining, and updating all permits, licenses and other authorizations during the Term, which are necessary or required under Applicable Laws which are applicable to the Commercialization of Product. Seres shall use Commercially Reasonable Efforts to cause its third party suppliers to provide reasonable cooperation and assistance in connection with NESA filing the applicable permits, licenses and other authorizations.
(b)
Seres will be responsible [***] in obtaining and maintaining (or instructing its third party suppliers to obtain or maintain, as the case may be) all generally required permits, registrations and licenses applicable to a Manufacturing facility, including any such permits, registrations and licences necessary for the occupancy, access and use of a Manufacturing facility (other than the permits, licenses and authorizations that NESA is

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obligated to obtain under Section 6.1(a)), including the production of pharmaceutical and biological products generally to the extent required for Seres to carry out its regulatory and Manufacturing obligations hereunder.
6.2
Quality Agreement. Prior to delivery of any Product, the Parties shall agree in writing to a Quality Agreement. Quality and regulatory requirements, including use of qualified Materials suppliers, certification of cGMP compliance by all bulk materials suppliers, manufacturing in full compliance with cGMP and maintaining the Manufacturing facility in compliance with cGMP, storing and handling of Materials, temperature and moisture control, prevention of product contamination (including cross-contamination), implementation of required changes to Materials specifications, Product Specifications, and Manufacturing processes, retention of Manufacturing documentation and samples, stability testing, failure reporting and other quality related matters shall be governed by, and performed by the Parties in accordance with, the terms and conditions of the Quality Agreement applicable to the stage of development (i.e., clinical or commercial). The Quality Agreement is intended to supplement this Agreement and shall be incorporated in this Agreement in its entirety, except that in the event of a conflict between any term, condition or provision of this Agreement and any term, condition or provision of the Quality Agreement, the applicable term, condition or provision of the Quality Agreement shall control unless specifically set forth otherwise in this Agreement or otherwise agreed in writing by the Parties.
6.3
Audits. [***], upon reasonable notice and during normal business hours, representatives (including internal and external auditors) of NESA and its Affiliates shall upon NESA’s request be permitted a [***] audit to review Seres’ [***] as it pertains to the oversight of:
(a)
[***],
(b)
[***],
(c)
[***],
(d)
[***], or
(e)
[***].
6.4
Inspections by Regulatory Authorities. Seres shall furnish to NESA all material adverse findings of any Government Authority, including a Form 483 (and foreign equivalent), to the extent that such information relates to the Product or the ability of Seres to comply with the terms of this Agreement or Applicable Law.
7.
charges, invoicing, payment and taxes
7.1
Supply Cost.

Product shall be supplied to NESA as described in section 9.2 of the License Agreement.

7.2
Invoicing. The Supply Cost shall be invoiced on a [***]. The invoice shall be paid within [***] of NESA’s receipt of an invoice therefor. For clarity, the invoiced amount shall [***].

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7.3
Taxes.
(a)
Each Party shall be entitled to deduct and withhold from any amounts payable under this Agreement such Taxes as are required to be deducted or withheld therefrom under any provision of Applicable Law; provided, however, that notwithstanding anything to the contrary herein, [***]. The Party that is required by Applicable Law to make such deduction or withholding shall deduct such amounts from such payment, promptly pay such amount on behalf of the other Party to the proper Governmental Authority, and promptly furnish the other Party with proof of payment on a timely basis following such payment.
(b)
Notwithstanding the foregoing, if any Party (or its assignee pursuant to Section 13.2) required to make payments (the “Paying Party”) to the other Party (the “Payee Party”) [***].
(c)
Each Party receiving payments under this Agreement shall provide to the other Party, at the time or times reasonably requested by such other Party or as required by Applicable Law, such properly completed and duly executed documentation (for example, IRS Form W-9 or applicable Form W-8) as will permit payments made under this Agreement to be made without, or at a reduced rate of, withholding for Taxes.
(d)
All payments between the Parties provided for in this Agreement are exclusive of Indirect Taxes chargeable or incurred pursuant to this Agreement. If any Indirect Taxes are chargeable in respect of any such payments, the Paying Party shall pay such Indirect Taxes at the applicable rate in respect of any such payments following the receipt, where applicable, of an Indirect Taxes invoice issued by the Payee Party in respect of those payments. NESA agrees to pay and to promptly account to the relevant tax authority for any Indirect Taxes incurred by Seres or NESA on the importation of Product to the Licensed Territory. The Parties shall cooperate in good faith to minimize Indirect Taxes addressed in this Section 8.3 in accordance with Applicable Law.
(e)
[***].
8.
confidentiality

Article X of the License Agreement is hereby incorporated, mutatis mutandis, into this Agreement.

9.
representations, warranties, undertakings and covenants
9.1
By Each Party. Each Party represents, warrants, undertakes and covenants to the other that: (i) it is duly organized and validly existing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement; (ii) it has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby; (iii) its execution and delivery of this Agreement have been duly and validly authorized by all necessary action, and no other proceedings on its part are necessary to authorize this Agreement or to consummate the transactions contemplated hereby; and (iv) this Agreement has been duly authorized and validly executed and

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delivered by it and constitutes a legal, valid and binding obligation on it, enforceable against it in accordance with the terms of this Agreement.
9.2
By Seres (Manufacturing). Seres represents, warrants, undertakes and covenants that: (i) it has the requisite skill, expertise, personnel, equipment and facilities to perform its obligations under this Agreement and the Manufacturing services provided by or on behalf of Seres shall be performed with requisite care, skill and diligence, in accordance with Applicable Laws, the Quality Agreement and industry standards, and by individuals who are appropriately trained and qualified; (ii) at the time of production and delivery of title to NESA or its designee, Product Manufactured under this Agreement will have been Manufactured, transported, stored, handled and disposed of in accordance with cGMP and all other Applicable Laws, this Agreement, the Master Batch Record and the requirements of the applicable Quality Agreement and shall not be adulterated or contaminated; (iii) at the time of production Product Manufactured under this Agreement will meet the applicable Product Specifications and the Quality Agreement (the “Applicable Specifications”); and (iv) at the time of production and delivery of title to NESA or its designee, Product will be conveyed with good title, free and clear from any security interest, lien or encumbrance and (A) will not be adulterated within the meaning of the U.S. Food, Drug & Cosmetic Act, as amended from time to time, together with any rules, regulations and requirements promulgated thereunder (the “FDCA”) or comparable Applicable Laws in the Licensed Territory or (B) will not be an article that may not be introduced into interstate commerce under the provisions of Section 404 or 505 of the FDCA or comparable Applicable Laws in any country in the Licensed Territory.
9.3
By NESA. NESA represents, warrants, undertakes and covenants that NESA’s receipt and usage of the Products shall be in accordance with Applicable Laws provided that Seres has performed its obligations under this Agreement.
9.4
Disclaimer of Warranties. EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, THE QUALITY AGREEMENT OR THE LICENSE AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR USE, NON-INFRINGEMENT AND ANY OTHER STATUTORY WARRANTY.
10.
indemnification
10.1
Indemnification by NESA. NESA shall indemnify, defend and hold Seres and its Affiliates, agents, employees, officers and directors (the “Seres Indemnitees”) harmless from and against any and all liability, damage, loss, cost or expense (including reasonable attorneys’ fees) (collectively, “Losses”) arising out of third party claims or suits related to: (a) breach of NESA’s representations, warranties or obligations under this Agreement or the Quality Agreement; (b) NESA’s gross negligence or wilful misconduct; and (c) injuries suffered by NESA personnel while at a Manufacturing facility or elsewhere; provided, however, that NESA’s obligations pursuant to this Section 10.1 will not apply to the extent such claims or suits result from the negligence of any of the Seres Indemnitees or their respective subcontractors.

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10.2
Indemnification by Seres. Seres shall indemnify, defend and hold NESA and its Affiliates, and their respective agents, employees, officers and directors (the “NESA Indemnitees”) harmless from and against any and all Losses arising out of third party claims or suits related to: (a) breach of Seres’ representations, warranties or obligations under this Agreement or the Quality Agreement; (b) claims for Product Liability Losses to the extent arising from Manufacturing defects or Seres’ (or its Affiliates’ or its contract manufacturer’s) negligence, recklessness or wilful misconduct; (c) Third Party Challenges (as defined in the License Agreement) arising from [***]; and (d) the gross negligence or wilful misconduct of Seres or its Affiliates or subcontractors; provided, however, that Seres’ obligations pursuant to this Section 10.2 will not apply to the extent such claims or suits result from the negligence of any of the NESA Indemnitees and Seres’ obligations pursuant to clauses (c) and (d) of this Section 10.2 shall only apply in connection with the performance of Manufacturing activities by Seres or its Affiliates or subcontractors under this Agreement.
10.3
Notification of Claim. Section 16.4 of the License Agreement is hereby incorporated, mutatis mutandis, into this Agreement. For the avoidance of doubt, any Losses pursuant to the indemnification obligations set forth in this Agreement shall not be included within [***].
11.
Dispute Resolution

Disputes arising out of or in connection with this Agreement that cannot be resolved by good faith negotiations shall be brought to the JSC (as defined in the License Agreement) and thereafter resolved in accordance with Article XVII of the License Agreement. For the avoidance of doubt, breach of this Agreement is not subject to a Party’s final decision-making authority.

12.
Term and Termination
12.1
Term. The term of this Agreement commences on the Effective Date and continues until expiration or termination of the License Agreement (the “Term”).
12.2
Consequences of Expiration. Any termination or expiration of this Agreement shall be accomplished without penalty and shall not relieve or release either Party from any rights, liabilities or obligations that may have accrued under Applicable Law or this Agreement. In the event of any such termination or expiration, the requirements set forth in this Section shall apply.
(a)
If the Agreement is terminated prior to the expiration date, [***].
(b)
On the effective date of termination or expiration, each Party shall destroy or erase all copies of the other Party’s Confidential Information in the possession of the Party or its agents, subject to a Party’s right to keep one copy for archiving purposes. Either Party shall, upon the other Party’s request, certify in writing to the other Party, in a form acceptable to that other Party and executed by an authorized officer of the Party, that such copies have been destroyed or erased.
12.3
Survival. Upon the expiration or termination of this Agreement, all rights and obligations of the Parties under this Agreement shall terminate except those which are expressly or by their nature set

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to survive termination as well as those described in the following provisions: Articles V, IX, X, XI, and Sections 12.2, 12.3 13.6, 13.7 and 13.8
13.
Miscellaneous
13.1
Sections 18.1 through 18.5, 18.9 through 18.12, and 18.14 of the License Agreement are hereby incorporated, mutatis mutandis, into this Agreement. The Parties hereby agree that the provisions of the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement and are strictly excluded.
13.2
Assignment. This Agreement may not be assigned to a third party by either Party without the prior written consent of the other Party; provided that the Agreement may be assigned to a permitted assignee of Seres or NESA under the License Agreement, or an Affiliate of such permitted assignee.
13.3
No Partnership or Joint Venture. Nothing in this Agreement is intended, or shall be deemed, to establish a joint venture or partnership between NESA and Seres under any Applicable Law. Neither Party to this Agreement shall have any express or implied right or authority to assume or create any obligations on behalf of, or in the name of, the other Party, or to bind the other Party to any contract, agreement or undertaking with any Third Party.
13.4
Third-Party Beneficiaries. The Agreement is for the sole benefit of the Parties and their permitted assigns and each such Party intends that the Agreement shall not benefit, or create a right or cause of action in or on behalf of, any person or entity other than the Parties, their permitted assigns, and with respect to Section 10, the Seres Indemnitees and NESA Indemnitees.
13.5
Entire Agreement; Amendments. This Agreement (including the the Sections of the License Agreement incorporated herein by reference), together with the Quality Agreement when executed constitute the entire agreement between the Parties relating to the subject matter hereof and supersede all prior and contemporaneous agreements, representations and/or understandings. No terms or provisions of this Agreement shall be varied or modified by any prior or subsequent statement, conduct or act of either of the Parties, except that the Parties may amend this Agreement by written instruments specifically referring to and executed in the same manner as this Agreement.

Unless otherwise agreed by the Parties or specified in this Agreement, all communications between the Parties relating to, and all written documentation to be prepared and provided under, this Agreement shall be in the English language. Any notice required or permitted under this Agreement shall be (a) delivered personally, (b) sent by air mail or express courier service providing evidence of receipt, postage pre-paid where applicable, or (c) sent by electronic transmission or facsimile (complete transmission confirmed and a copy promptly sent by another permissible method of providing notice described in clause (a) or (b) above), to the following addresses of the Parties (or such other address for a Party as may be specified by like notice):

To Seres:

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Seres Therapeutics, Inc.
200 Sydney Street
Cambridge, MA 02139, USA
Attention: CTO and CLO
E-mail: [***]

With a copy to (which shall not constitute notice):

Latham & Watkins

John Hancock Tower

200 Clarendon Street

Boston, MA 02116

Attention: [***]

To Licensee:

Aimmune Therapeutics, Inc

8000 Marina Blvd. Suite 300

Brisbane, CA 94005-1884 Email: [***]

Attention: [***]

With a copy to (which shall

not constitute notice):

Mayer Brown LLP

1221 Avenue of the Americas

New York, NY 10020Email: [***]

Attention: [***]

Any notice required or permitted to be given concerning this Agreement shall be effective upon receipt by the Party to whom it is addressed.

13.6
Limitation of Liability for Consequential Damages.

EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, IN NO EVENT WILL ANY PARTY OR ANY OF ITS RESPECTIVE AFFILIATES BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES [***] FOR PURPOSES OF THIS SECTION 13.6.

13.7
Insurance. During the Term and thereafter for a period of [***], each Party shall procure and maintain adequate insurance coverage to cover liabilities hereunder consistent with the requirements set forth in Section 16.7 of the License Agreement.
13.8
Limitation of Liability. Neither Party’s liability under this Agreement shall exceed [***]. Notwithstanding the foregoing, this limitation shall not apply to damages arising from [***].
13.9
Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

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Signatures to this Agreement delivered by facsimile or similar electronic transmission will be deemed to be binding as originals.

[Signature page follows]

In Witness Whereof, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the Effective Date, each copy of which will for all purposes be deemed to be an original.

Seres Therapeutics, Inc.

BY: /s/ David Ege

NAME: David Ege

TITLE: EVP, Chief Technology Officer

Nestlé Enterprises S.A.

BY: /s/ [***]

NAME: [***]

TITLE: [***]

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